Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Forms S-3 (File No. 33-45787, No. 33-63376, No. 33-66098 and No. 33-52257-01).

                                           /s/ Arthur Andersen & Co.

New Orleans, Louisiana,
  March 25, 1994